Exhibit 10.6.2

SCHEDULE IDENTIFYING SUBSTANTIALLY IDENTICAL AGREEMENTS TO EXHIBIT 10.6.1

Management Agreement, dated as of August 18, 2004, by and between Covenant Place of Burleson, Inc. and CGI Management, Inc.

This Management Agreement relates to the Covenant Place of Burleson property and differs from Exhibit 10.6.1 in the following respects:

In the first sentence of Article V.A.1, the Monthly Management Fee is the greater of $4,500 and 5%.

Management Agreement, dated as of August 18, 2004, by and between Cedar Hill Retirement Community, Inc. and CGI Management, Inc.

This Management Agreement relates to the Crescent Point Retirement Community property and differs from Exhibit 10.6.1 in the following respects:

In the first sentence of Article V.A.1, the Monthly Management Fee is the greater of $4,500 and 5%.

Management Agreement, dated as of August 18, 2004, by and between Covenant Place of Richland Hills, Inc. and CGI Management, Inc.

This Management Agreement relates to the Good Place Assisted Living property and differs from Exhibit 10.6.1 in the following respects:

In the first sentence of Article V.A.1, the Monthly Management Fee is the greater of $5,000 and 5%.

Management Agreement, dated as of August 18, 2004, by and between CGI Real Estate, Inc. and CGI Management, Inc.

This Management Agreement relates to the Meadow Lakes Retirement Community property and differs from Exhibit 10.6.1 in the following respects:

In the first sentence of Article V.A.1, the Monthly Management Fee is the greater of $8,000 and 5%.

Management Agreement, dated as of August 18, 2004, by and between Covenant Place of Arlington, Inc. and CGI Management, Inc.

This Management Agreement relates to the Meadow View Assisted Living property and differs from Exhibit 10.6.1 in the following respects:

In the first sentence of Article V.A.1, the Monthly Management Fee is the greater of $5,000 and 5%.

Management Agreement, dated as of August 18, 2004, by and between Covenant Place of Abilene, Inc. and CGI Management, Inc.

This Management Agreement relates to the Covenant Place of Abilene property differs from Exhibit 10.6.1 in the following respects:

In the first sentence of Article V.A.1, the Monthly Management Fee is the greater of $5,500 and 5%.